Exhibit 99.1

3D Printing CNC Machining Sheet Metal Fabrication Injection Molding

Protolabs Reports Financial Results for the Fourth Quarter and Full Year 2020

MAPLE PLAIN, Minn. – February 12. 2021 – Proto Labs, Inc. (NYSE: PRLB), a leading online and technology-enabled, quick-turn on-demand manufacturer, today announced financial results for the fourth quarter and full year ended December 31, 2020.

Fourth Quarter 2020 Highlights include:

●	Revenue for the fourth quarter of 2020 was $105.2 million, representing a 2.1 percent decline compared to revenue of $107.5 million in the third quarter of 2020.
●	EBITDA margin was 19.1 percent of revenue in the fourth quarter of 2020, compared to 24.4 percent in the third quarter of 2020.
●	Adjusted EBITDA margin was 23.0 percent of revenue in the fourth quarter of 2020, compared to 27.9 percent in the third quarter of 2020. See "Non-GAAP Financial Measures" below.
●	Net income for the fourth quarter of 2020 was $9.6 million, or $0.36 per diluted share.
●	Non-GAAP net income was $13.5 million, or $0.50 per diluted share. See “Non-GAAP Financial Measures” below.

“Protolabs responded very well in the face of unforseen challenges driven by the emergence of the global pandemic and the ensuing substantial decline in global economic activity during 2020. As an organization, we prioritized the health of our employees, while continuing to serve our customers,and advance our long-term business opportunities. As a result, we further enhanced our leadership in the digital manufacturing space,” said Vicki Holt, President and Chief Executive Officer.

“2020 showcased the adaptability of our workforce and our ability to further expand and improve our digital model,” said Rob Bodor, Vice President and General Manager of the Americas and incoming President and Chief Executive Officer. “There is tremendous opportunity ahead of us, and we have clear strategic objectives for 2021 and beyond: create a world-class customer experience, expand our digital manufacturing offer, and further invest in our employees. With the successful go-live of Protolabs 2.0 and the addition of 3D Hubs, we are uniquely positioned to capitalize on that opportunity. I look forward to partnering with all employees to drive the long-term success of Protolabs.”

Full Year 2020 Highlights include:

●	2020 revenue of $434.4 million, compared to $458.7 million in 2019.
●	Protolabs served 40,267 product developers during the year.
●	Gross margin was 50.1 percent of revenue in 2020, compared to 51.3 percent in 2019.
●	EBITDA margin was 21.7 percent of revenue in 2020, compared to 24.0 percent in 2019.
●	Adjusted EBITDA margin was 24.8 percent of revenue in 2020, compared to 26.5 percent in 2019. See “Non-GAAP Financial Measures” below.
●	Net income for 2020 was $50.9 million, or $1.89 per diluted share.
●	Non-GAAP net income was $63.6 million, or $2.36 per diluted share.
●	The company generated $107.0 million in cash from operations in 2020.
●	Cash and investments balance was $221.0 million at December 31, 2020.

“2020 was the most difficult backdrop our business has ever faced, yet our digital manufacturing model continued its strong cash flow generation, allowing us to proceed with investments to support the long-term growth of the business, while maintaining our financial strength and flexibility,” added John Way, Chief Financial Officer.

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its fourth quarter and full year 2020 financial results today, February 12, 2021 at 8:30 a.m. EST. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EST start time. No participant code is required. A simultaneous webcast of the call will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/7ayaedkz. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading source for digital manufacturing services. The technology-enabled company produces custom components in as fast as 1 day with automated 3D printing, CNC machining, sheet metal fabrication, and injection molding processes. Its digital approach to manufacturing enables accelerated time to market, reduces manufacturing costs, and enables supply chain agility throughout the product life cycle. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Dan Schumacher, 763-479-7240

Director of Investor Relations

daniel.schumacher@protolabs.com

Media Contact

Protolabs

Will Martin, 763-479-7719

Sr. Marketing Communications Manager

will.martin@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31,	December 31,
	2020	2019
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$127,603	$125,225
Short-term marketable securities	34,088	35,437
Accounts receivable, net	57,877	57,450
Inventory	10,862	10,075
Income taxes receivable	540	-
Prepaid expenses and other current assets	11,032	8,232
Total current assets	242,002	236,419

Property and equipment, net	282,666	263,712
Goodwill	128,752	128,752
Other intangible assets, net	14,350	17,369
Long-term marketable securities	59,357	12,960
Operating lease assets	9,855	11,425
Finance lease assets	2,396	-
Other long-term assets	4,826	3,030
Total assets	$744,204	$673,667

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$18,248	$16,804
Accrued compensation	11,989	15,058
Accrued liabilities and other	16,193	11,057
Current operating lease liabilities	3,272	3,340
Current finance lease liabilities	552	-
Income taxes payable	-	1,322
Total current liabilities	50,254	47,581

Long-term operating lease liabilities	7,586	8,565
Long-term finance lease liabilities	1,919	-
Long-term deferred tax liabilities	33,854	26,283
Other long-term liabilities	6,235	5,448

Shareholders' equity	644,356	585,790
Total liabilities and shareholders' equity	$744,204	$673,667

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Revenue
Injection Molding	$52,065	$51,480	$217,992	$217,415
CNC Machining	31,827	38,494	131,587	155,473
3D Printing	16,024	15,708	62,502	61,352
Sheet Metal	4,532	5,223	18,838	21,000
Other	760	984	3,476	3,488
Total revenue	105,208	111,889	434,395	458,728

Cost of revenue	52,580	55,311	216,568	223,438
Gross profit	52,628	56,578	217,827	235,290

Operating expenses
Marketing and sales	17,488	17,510	69,309	72,976
Research and development	11,390	8,151	36,940	32,692
General and administrative	12,759	11,355	51,742	49,766
Total operating expenses	41,637	37,016	157,991	155,434
Income from operations	10,991	19,562	59,836	79,856
Other income, net	560	(229)	3,109	1,337
Income before income taxes	11,551	19,333	62,945	81,193
Provision for income taxes	1,972	4,147	12,078	17,538
Net income	$9,579	$15,186	$50,867	$63,655

Net income per share:
Basic	$0.36	$0.57	$1.90	$2.37
Diluted	$0.36	$0.56	$1.89	$2.35

Shares used to compute net income per share:
Basic	26,775,279	26,777,536	26,737,425	26,866,985
Diluted	26,976,582	26,945,927	26,896,357	27,049,423

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended
	December 31,
	2020	2019
Operating activities
Net income	$50,867	$63,655
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,594	30,864
Stock-based compensation expense	14,673	10,781
Deferred taxes	7,577	6,106
Amortization of held-to-maturity securities	415	5
Other	(336)	391
Changes in operating assets and liabilities	1,179	4,250
Net cash provided by operating activities	106,969	116,052

Investing activities
Purchases of property, equipment and other capital assets	(47,010)	(62,230)
Purchases of other assets and investments	(3,000)	(4,000)
Purchases of marketable securities	(113,200)	(46,403)
Proceeds from maturities of marketable securities	67,737	68,330
Net cash used in investing activities	(95,473)	(44,303)

Financing activities
Principal repayments of finance lease obligations	(154)	-
Proceeds from exercises of stock options	7,557	4,391
Purchases of shares withheld for tax obligations	(3,443)	(2,487)
Repurchases of common stock	(14,686)	(33,521)
Net cash used in financing activities	(10,726)	(31,617)
Effect of exchange rate changes on cash and cash equivalents	1,608	47
Net increase in cash and cash equivalents	2,378	40,179
Cash and cash equivalents, beginning of period	125,225	85,046
Cash and cash equivalents, end of period	$127,603	$125,225

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs
GAAP net income	$9,579	$15,186	$50,867	$63,655
Add back:
Stock-based compensation expense	4,056	1,043	14,673	10,781
Amortization expense	754	889	3,016	3,482
Unrealized (gain) loss on foreign currency	(353)	286	(1,373)	677
Transaction costs	427	-	427	-
Total adjustments [1]	4,884	2,218	16,743	14,940
Income tax benefits on adjustments [2]	(1,013)	(350)	(4,043)	(3,225)
Non-GAAP net income	$13,450	$17,054	$63,567	$75,370

Non-GAAP net income per share:
Basic	$0.50	$0.64	$2.38	$2.81
Diluted	$0.50	$0.63	$2.36	$2.79

Shares used to compute non-GAAP net income per share:
Basic	26,775,279	26,777,536	26,737,425	26,866,985
Diluted	26,976,582	26,945,927	26,896,357	27,049,423

[1]Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Cost of revenue	$1,032	$933	$3,820	$3,335

Marketing and sales	888	708	3,121	2,631
Research and development	675	365	2,441	1,851
General and administrative	2,642	(74)	8,734	6,446
Total operating expenses	4,205	999	14,296	10,928

Other income, net	(353)	286	(1,373)	677
Total adjustments	$4,884	$2,218	$16,743	$14,940

[2]For the three-month and year-ended periods ended December 31, 2020 and 2019, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Revenue	$105,208	$111,889	$434,395	$458,728
Income from operations	10,991	19,562	59,836	79,856
GAAP operating margin	10.4%	17.5%	13.8%	17.4%
Add back:
Stock-based compensation expense	4,056	1,043	14,673	10,781
Amortization expense	754	889	3,016	3,482
Transaction costs	427	-	427	-
Total adjustments	5,237	1,932	18,116	14,263
Non-GAAP income from operations	$16,228	$21,494	$77,952	$94,119
Non-GAAP operating margin	15.4%	19.2%	17.9%	20.5%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
GAAP net income	$9,579	$15,186	$50,867	$63,655
Amortization expense	754	889	3,016	3,482
Depreciation expense	7,949	7,317	29,578	27,383
Interest income, net	(149)	(560)	(1,332)	(2,095)
Tax expense	1,972	4,147	12,078	17,538
EBITDA	20,105	26,979	94,207	109,963
Add back:
Stock-based compensation expense	4,056	1,043	14,673	10,781
Unrealized (gain) loss on foreign currency	(353)	286	(1,373)	677
Transaction costs	427	-	427	-
Total adjustments	4,130	1,329	13,727	11,458
Adjusted EBITDA	$24,235	$28,308	$107,934	$121,421

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2020			Three Months Ended December 31, 2019%			% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]		Currencies[3]
Revenues
United States	$83,201	$-	$83,201	$88,329	(5.8%	)	(5.8%	)
Europe	18,383	(955)	17,428	19,889	(7.6%	)	(12.4%	)
Japan	3,624	(145)	3,479	3,671	(1.3%	)	(5.2%	)
Total Revenue	$105,208	$(1,100)	$104,108	$111,889	(6.0%	)	(7.0%	)

	Year Ended December 31, 2020			Year Ended December 31, 2019%			% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]		Currencies[3]
Revenues
United States	$345,708	$-	$345,708	$360,205	(4.0%	)	(4.0%	)
Europe	74,796	(718)	74,078	82,805	(9.7%	)	(10.5%	)
Japan	13,891	(298)	13,593	15,718	(11.6%	)	(13.5%	)
Total Revenue	$434,395	$(1,016)	$433,379	$458,728	(5.3%	)	(5.5%	)

[1] Revenue growth for the three-month and year-ended periods ended December 31, 2020 has been recalculated using 2019 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue growth for the three-month and year-ended periods ended December 31, 2019 to GAAP revenue growth for the three-month and year-ended periods ended December 31, 2020.

[3] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2019 to non-GAAP revenue for the three-month and year-ended periods ended December 31, 2020 (as recalculated using the foreign currency exchange rates in effect during the three-month and year-ended periods ended December 31, 2019) in order to provide a constant currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Unique product developers and engineers served	18,157	20,595	40,267	47,774